Exhibit 99.1

Elvictor Group Inc. Provides Corporate Strategy Update

New York, December 1, 2021 – Elvictor Group, Inc. (OTC Pink: ELVG) (“Elvictor” or the “Company”) following the filing of its financial and operating results for the third quarter ended September 30, 2021 on November 15, 2021, provided today the following update on its corporate strategy. The Company's Financial Statements are available on the Company's website at www.elvictorgroup.com and www.sec.com.

Update on Corporate Strategy

Konstantinos Galanakis, Chief Executive Officer of Elvictor stated, “Elvictor is a leader in crew management, offering one-stop shop crewing solutions to our clients servicing over 110 vessels. Our management’s track record, client relations and our distinct operating advantages based on the use of technology and AI, favorably position us to benefit from industry trends.

Crew management is a complex and highly fragmented industry with more than 1,500 companies globally. Taking advantage of the cost synergies Elvictor’s Cloud platform offers, we intend to expand to new locations through a combination of organic growth and selected value adding transactions. This will allow us to expand our access to the global pool of seafarers, further enhancing our capacity to provide tailor made crewing solutions to our clients and creating value for them.

Furthermore, given the industry’s strong focus on Environmental, Social and Corporate Governance (ESG) issues, as the only publicly listed crewing company, we hope to become the business partner of choice for a much wider circle of shipping companies which can thus benefit not only from our operational efficiency but also from our transparency and commitment to ESG issues.

While we will continue to focus on our core business, we will also seek potential opportunities through vertical integration in the broader maritime services ecosystem, such as ship management and selective asset acquisitions. These are expected to provide a proof of concept for our capability to provide quality ship management services at very competitive prices due to cost efficiencies generated by our platform and will improve the company’s profitability through chartering revenue and enhance our revenue sources.

To this effect, as already announced, our wholly owned subsidiary, Ultra Ship Management Inc., has received its DNV approved Interim Document of Compliance provided under the authority granted by the Government of the Republic of the Marshall Islands. Elvictor has also expanded the SaaS Platform of its Ship Management services to include commercial, technical, and operations management support.

This is a very exciting and transformative time for Elvictor and our shareholders as we set out to take full advantage of the opportunities ahead implementing the next phase of our growth strategy.”

A management presentation, describing the current business and the management’s strategy and priorities going forward has been uploaded to the Investor section of the company’s website. The updated corporate presentation can be also accessed through the below link.

http://elvictorgroup.com/downloads/Elvictor%20Corporate%20Presentation%20November%202021.pdf

Third Quarter 2021 Financial Highlights:

•	Revenue of $608,614

•	Gross profit of $355,058

•	Net loss of $68,812

The Company reported total revenue and gross profit of $608,614 and $355,058, respectively, for the third quarter of 2021, an increase of 3,925.5% and 2,248.4%, respectively, compared to the third quarter of 2020, which derives from continued onboarding of new crewing and crew management clients. The Company had a gross profit margin of 58.3% for the third quarter of 2021.

The Company reported net loss for the three months ended September 30, 2021 of $68,812, 0.9% higher than the reported net loss of the third quarter of 2020. This loss is mainly attributable to the increased expenses for professional fees, as well as the increase in personnel to support growth and management's steps towards expansion.

Liquidity and Capital Resources

As at September 30, 2021, the Company had cash of $538,530 compared to $343,804 as at December 31, 2020, representing an increase of 56.6% and working capital of $456,017 compared to ($128,071) as at December 31, 2020, representing an increase of 456.1%.

Katerina Bokou, Elvictor's Chief Financial Officer, stated, “During fiscal 2021, to date, we have continued to increase our client base and our total revenue and gross profit have improved significantly for both the third quarter of 2021 and the nine months ended September 30, 2021, while costs we incurred have also increased as a result of our expansion.

Looking ahead, we remain focused on advancing our position in the business of crew & ship management and enhancing our global footprint through diversified services and new revenue streams. We are confident in our ability to create value for shareholders, continue successfully executing our strategy and drive profitability.”

Notes:

1.	Gross profit margin is calculated as gross profit (which equals total revenue less directly attributable cost of revenue) divided to total revenue.

2.	Working capital is defined as current assets minus current liabilities.

About Elvictor Group, Inc.:

Elvictor Group, Inc. (OTC Pink: ELVG), a Nevada corporation, is a technology centric company driving innovation and efficiencies in global ship management. Utilizing leading edge technologies, Elvictor is developing, deploying, and converging innovative technologies that can improve vessel and crew management performance. Technologies that drive specific solutions that improve the efficient operation of vessels with cost-effective, timely, and reliable solutions. Solutions that meet the complex global regulatory compliance requirements of global crew and ship management and ensure that our clients achieve their goals and objectives. For more information, visit http://www.elvictor.com.

Cautionary Statement Regarding Forward-Looking Statements

Cautionary Statement Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Act of 1934. All statements other than statements of historical facts contained in this press release, including statements regarding our future results of operations and financial position, financial targets, business strategy, plans and objectives for future operations, are forward-looking statements. We have based these forward-looking statements largely on our current estimates of our financial results and our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy, short term and long-term business operations and objectives, and financial needs as of the date of this press release. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, including those described under the heading “Risk Factors” in the Company’s filings with the Securities and Exchange Commission (the “SEC”). Moreover, the Company operates in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for our management to predict all risks, including the adverse effects of the Covid-19 pandemic on our customers, suppliers and employees and our inability to predict or measure supply chain disruptions resulting from the COVID-19 pandemic and other drivers, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties and assumptions, the forward-looking events and circumstances discussed in this press release may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements.

You should not rely upon forward-looking statements as predictions of future events. Although the Company believes that the expectations reflected in the forward-looking statements are reasonable, the Company cannot guarantee that the future results, levels of activity, performance or events and circumstances reflected in the forward-looking statements will be achieved or occur. Moreover, neither the Company nor any other person assumes responsibility for the accuracy and completeness of the forward-looking statements. Except as required by law, the Company undertakes no obligation to update publicly any forward-looking statements for any reason after the date of this press release, to conform these statements to actual results or to changes in the Company’s expectations.

The Company’s filings with the SEC are available to you and you should read the documents the Company has filed with the SEC for more complete information about the Company. You may obtain these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.

CONTACTS:

Elvictor Group, Inc.

management@elvictorgroup.com

Investor Relations / Media Contact:

Nicolas Bornozis / Paul Lampoutis

Capital Link, Inc.

230 Park Avenue, Suite 1536

New York, N.Y. 10169

Tel.: (212) 661-7566

Fax: (212) 661-7526

Email: elvictor@capitallink.com